Investor Presentation Fourth Quarter 2016 Steve Gardner Chairman & Chief Executive Officer sgardner@ppbi.com - 949-864-8000 Exhibit 99.2 Filed by Pacific Premier Bancorp, Inc. Pursuant to Rule 425 under the Securities Act of 1933 Subject Company: Heritage Oaks Bancorp SEC Registration Statement No.: 333-215620 Ronald Nicolas Sr. EVP & Chief Financial Officer rnicolas@ppbi.com - 949-864-8000 And

2 Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; the effect of acquisitions that the Company may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from its acquisitions; changes in the level of the Company’s nonperforming assets and charge-offs; any oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other- than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2015 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 15 Full-Service Branch Locations Company Profile Exchange / Listing NASDAQ: PPBI Focus Small & Mid-Market Businesses Total Assets $4.0 Billion* Branch Network Note: Market data as of 1/27/2017 * As of 12/31/2016 Pacific Premier Branch Footprint Headquarters Irvine, CA # of Research Analysts 8 Analysts Market Cap $1.10 Billion Avg. Daily Volume 215,857 Shares Note: Map does not include PPBI offices outside of California

4 Strategic Transformation Pre 2008  Conversion from a thrift to a commercial bank 2008 - 2012  Organic growth driven by dynamic sales culture  Geographic expansion through highly accretive FDIC-assisted acquisitions  Canyon National Bank (CNB) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted)  Palm Desert National Bank (PDNB) - $103 million in assets, closed on 4/27/2012 (FDIC-Assisted) 2017 and Beyond  Focus on producing EPS growth from scale, efficiency, balance sheet leverage  Target ROAA and ROATCE of 1.20% and 14%, respectively  Continue disciplined organic and acquisitive growth increasing scarcity value 2013 - 2016  Build out of commercial banking platform through acquisitions  First Associations Bank (FAB) - $424 million in assets, closed on 3/15/2013 (151 days)  San Diego Trust Bank (SDTB) - $211 million in assets, closed on 6/25/2013 (111 days)  Infinity Franchise Holdings (IFH) - $80 million in assets, closed on 1/30/2014 (73 days)  Independence Bank (IDPK) - $422 million in assets, closed on 1/26/2015 (96 days)  Security California Bancorp (SCAF) - $715 million in assets, closed 1/31/2016 (123 days)  Heritage Oaks Bancorp (HEOP) – Announced merger agreement on 12/13/16 A balance of organic and acquisitive growth to create a Southern California centric commercial bank franchise with $4.0 billion in assets

5 History of PPBI • Total deposits compound annual growth rate of 37% since 2012 • Total loans compound annual growth rate of 35% since 2012 Total Assets – Acquired vs. Non-Acquired February 2011 Acquired Canyon National Bank ($192MM assets) in FDIC-assisted deal $807 $827 $961 $1,174 $1,714 $1,745 $1,922 $2,034 $2,039 $2,753 $2,637 $2,715 $2,791 $3,563 $3,599 $3,755 $4,040 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $(250) $250 $750 $1,250 $1,750 $2,250 $2,750 $3,250 $3,750 $4,250 2009 2010 2011 2012 2013 1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 2Q'15 3Q'15 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 Non-Acquired Acquired TBV/Share April 2012 Acquired Palm Desert National Bank ($103MM assets) in FDIC-assisted deal March 2013 and June 2013 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) January 2014 Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2015 Acquired Independence Bank ($422MM assets) January 2016 Acquired SCAF ($715MM assets) Timely and efficient acquisitions have accelerated PPBI’s growth and performance Total Assets TBV/Share

6  Small and middle market business banking focus  Full suite of business banking services, including: cash management, payroll and merchant card services  Customized C&I and commercial real estate loans  C&I and CRE business loans  Originated $314M FY 2016 vs. $146M FY 2015  32% of loan portfolio Today’s Commercial Bank – Key Businesses Business Banking SBA Lending HOA Banking Income Property Lending  Nationwide origination capability  Small Business Administration (“SBA”) Loans  California Capital Access Program (“Cal CAP”) Loans  United State Department of Agriculture (“USDA”) Loans  Originated $139M FY 2016 vs. $113M FY 2015  Sell guaranteed portion – 75%  Gross gain rates 8-12%  Nationwide leader of customized cash management, electronic banking services and credit facilities for:  Home Owner Association (“HOA”) Companies  HOA Management Companies  HOA deposits now in excess of $791M as of 12/31  Predominately MMAs and demand deposits  Credit facilities and banking services for commercial real estate (“CRE”) investors in SoCal  Structured CRE and bridge loan flexibility  Originated $167M FY 2016 and $62 FY 2015  17% of loan portfolio Construction Lending  Construction loans for developers and owner users on properties predominantly in coastal SoCal  New team assembled in first half of 2013  Originated $284M FY 2016 vs. $250M FY 2015  8% of loan portfolio  Attractive risk adjusted yields Franchise Lending  National lender for established and experienced owner operators of Quick Serve Restaurants  C&I and CRE based lending secured by equipment and real estate  Originated $205M FY 2016 vs. $171M FY 2015  Average originated rate of 5.0% FY 2016

Technology Enabled Management Systems

PPBI's sales management technology has accelerated the growth and sales culture by effectively monitoring all facets of the deposit and loan process, including lead generation, prospecting and closing

- Customer Relationship Management (CRM) with SalesForce provides real-time updates of existing and prospective client deposit and loan relationships. Deployed throughout the organization from RMs, PMs and credit administration
- Email communication software streamlines communication between our RMs and PMs for quicker decision making
- DataVault is PPBI's proprietary software developed in-house for tracking HOA and Property Management firm's customer payment information, customized for internal reporting and 3rd party vendor implementation

SalesForce Pipeline Management


Dashboard

SalesForce Communication


- cash out refinance
Share

DataVault – Proprietary Mgmt. Software


Dashboard

7

8 Commercial Bank Transformation - Deposit Composition Deposits – 12/31/2009 Deposits – 12/31/2016 • 38% of deposit balances are non-interest bearing deposits • 82% of deposits are non-maturity deposits Total Deposits: $618.7 Million Cost of Deposits: 1.91% Total Deposits: $3.1 Billion Cost of Deposits: 0.27% Non-Int. Bearing Demand 5% Interest Bearing Demand 4% MMDA and Savings 23% CDs 68% Non-Int. Bearing Demand 38% Interest Bearing Demand 6% MMDA and Savings 38% CDs 18%

9 Commercial & Industrial 5% CRE - Own. Occ. 18% CRE - Non-Own. Occ. 26% Multi-family 48% 1-4 Family 2% Other 1% Commercial Bank Transformation – Loan Composition Loans – 12/31/2009 Loans – 12/31/2016 • Loan portfolio is high quality and well-diversified • Business related loans represent 48% of total loans at 12/31/16* Total Loans: $576.3 Million Total Loans: $3.2 Billion * Business loans are defined as commercial and industrial, franchise, commercial owner occupied, and SBA Multi-family 22% CRE Non-Own. Occ. 18% Commercial & Industrial 17% CRE - Own. Occ. 14% Franchise 14% Constr., Land & Development 9% 1-4 Family 3% SBA 3%

10 Conservative Credit Culture Nonperforming Assets to Total Assets (%) The Company has a history of effective credit risk management and out performing peers • No troubled debt restructurings (“TDRs”) • Tactical loan sales utilized strategically to manage various risks 1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.67 1.08 0.38 0.33 0.21 0.15 0.20 0.20 0.14 0.12 0.12 0.21 0.19 0.18 0.18 0.17 0.13 0.17 0.04 2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56 1.24 1.10 1.18 1.05 0.91 0.80 0.74 0.69 0.59 0.58 0.74 0.53 0.48 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 PPB Peers * CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 * California peer group consists of all insured California institutions, from SNL Financial.

11 CRE to Capital Concentration Our growth across our key businesses has diversified our loan portfolio allowing us to decrease our CRE concentration Held steady CRE as a Percent of Total Capital 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 365% 376% 0% 100% 200% 300% 400% 500% 600% 700% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16

12 Strong Loan Yields - Declining Cost of Deposits Core Loan Yields Cost of Deposits $ in millions 0.33% 0.36% 0.32% 0.31% 0.28% 0.28% 0.27% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 Total Deposits Cost of Deposits Our specialty businesses have optimized our NIM through diversification and disciplined pricing as well as accelerating organic loan and deposit growth 5.26% 5.15% 5.10% 5.21% 5.01% 4.96% 4.97% 4.50% 4.75% 5.00% 5.25% 5.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 Loans Core Loan Yield Note: Core loan yields exclude accretion, prepayments and other one-time items.

13 Revenue & Net Interest Margin Annual Operating Revenue Note: Operating revenue = net interest income + noninterest income. *Annualized $67 $87 $121 $156 $168 $180 $186 $0.0 $50.0 $100.0 $150.0 $200.0 2013 2014 2015 1Q'16* 2Q'16* 3Q'16* 4Q'16* Core Net Interest Margin $ in millions And delivered revenue growth of 41% as well as consistent net interest margin of over 4% 3.93% 4.09% 4.06% 4.11% 4.14% 4.22% 4.32% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16

14 Noninterest Expense & Efficiency Adjusted Noninterest Expense / Avg. Assets Efficiency Ratio In addition to leveraging technology to drive growth, the Company has continually improved its operational processes to achieve greater operating leverage and economies of scale Note: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, and other-than-temporary impairment recovery (loss) on investment securities. Adjusted noninterest expense excludes other real estate owned operations, core deposit intangible amortization and merger related costs. *Annualized 2.95% 2.87% 2.58% 2.46% 2.54% 2.74% 2.46% 2.20% 2.30% 2.40% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 2013 2014 2015 1Q'16* 2Q'16* 3Q'16* 4Q'16* 64.7% 61.4% 55.9% 52.4% 54.4% 57.0% 50.9% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16

15 Pre-Tax Pre-Provision Income Tangible Book Value $ in thousands $16,440 $32,019 $47,149 $61,664 $73,264 $76,468 $84,980 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2013 2014 2015 1Q'16 2Q'16* 3Q'16* 4Q'16* $9.08 $10.12 $11.17 $11.46 $11.87 $12.22 $12.51 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 Strong operating income has consistently resulted in shareholder value creation Net Income and Tangible Book Value Note: All dollars in thousands, except per share data Note: Tangible book values are based on basic shares outstanding *Annualized

16 Capital Resources (1) Please refer to non-GAAP reconciliation As of December 31, 2016 Well-Capitalized Requirement Pacific Premier Bancorp, Inc. Pacific Premier Bank Regulatory Capital Ratios: Tier 1 Leverage Capital Ratio 5.00% 9.77% 10.94% Common Equity Tier 1 Risk-based Capital Ratio 6.50% 10.15% 11.69% Tier 1 Risk-Based Capital Ratio 8.00% 10.43% 11.69% Total Risk Based Capital Ratio 10.00% 12.75% 12.32% Tangible Common Equity Ratio (1) 8.85% 10.22% The consolidated Company and the Bank both remain well capitalized with strong earnings capacity to sustain growth strategy and well-capitalized levels

17 Superior Market Performance (PPBI) Source: SNL Financial, market information as of 12/31/2016 Since December 2014, PPBI’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) PPBI +126% NASDAQ Bank SNL Bank +28% +51% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% Dec-14 Feb-15 Apr-15 Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 PPBI SNL Bank NASDAQ Bank

18 Strategically Focused – Financially Motivated PPBI’s management team operates the bank with the understanding we are growing toward $10.0 billion • Our business model is always evolving, transforming and improving • Continue to build a quality banking franchise and leverage core competencies • Investments in and the strengthening of the entire team is an on-going process Continue to Evolve and Strive for Superior Performance Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable • Sales culture maturation combined with traditional Relationship Managers and the leveraging of technology • Disciplined credit underwriting culture remains a fundamental underpinning • BSA/AML – automated Rule Based Risk Rating and statistical analytics covering entire client base • CRA – enhanced program to exceed community group requirements and large bank exam standards Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management

Transaction Highlights

Rationale and Highlights

- Market extension into California's Central Coast
- HEOP assets of $2.0 billion which increases PPBI's pro forma assets to approximately $6.0 billion
- HEOP's relationship banking model complements PPBI's strong growth strategy
- Loan/deposit ratio of 82.3% for HEOP and 103.1% for PPBI as of 12/31/16
- High quality core deposit franchise – additive to PPBI's funding base
  - Non-interest bearing deposits of 34.1%
  - Cost of deposits of 0.22% in Q3 2016
- Financially compelling economics for PPBI shareholders
  - Immediately accretive to EPS(1)
  - Immediately accretive to tangible book value per share
  - Tangible book value payback period of 0 years

Pro Forma Branch Footprint



Paso Robles
Atascadero
San Luis Obispo
Arroyo Grande
Santa Maria
Lompoc
Santa Barbara
Oxnard
Delano
Wasco
Bakersfield
Lake Isabella
Ridgecrest
CALIFORNIA
Barstow
Lancaster
Palmdale
Santa Clarita
Thousand Oaks
Apple Valley
Victorville
Los Angeles
Pomona
Redlands
Riverside
Orange
Long Beach
Irvine
Hemet
Mission Viejo
Oceanside
Escondido
San Diego
El Cajon
Tecate
PPBI Branch
HEOP Branch
HEOP Loan Production Office

Company Snapshot - Heritage Oaks Bancorp

Exchange / Ticker	NASDAQ: HEOP
Company Headquarters	Paso Robles, CA
Year Established	1983
Balance Sheet	
Total Assets ($MM)	$ 1,988
Gross Loans, Excluding HFS ($MM)	$ 1,342
Total Deposits ($MM)	$ 1,631
Loan / Deposit Ratio	82.2%
Performance	
Return on Average Assets (Q3 2016)	0.85%
Net Interest Margin (Q3 2016)	3.50%
Non-Performing Assets / Total Assets	0.25%
Delinquent Loans / Gross Loans	0.00%
Loan Loss Reserves / Gross Loans	1.31%

Source: SNL Financial, PPBI and HEOP information as of 9/30/2016
(1) Based on mean EPS estimates for 2017 and 2018 per SNL FactSet research for HEOP and PPBI. EPS accretion excludes merger related expenses

19

20 Transaction Assumptions and Pro Forma Impact Consideration  Fixed exchange ratio of 0.3471 for HEOP shareholders – 100% stock consideration, no caps or collars  PPBI issues 11,890,720 shares of common stock  Pro forma ownership of 69.9% for PPBI and 30.1% for HEOP  Transaction value of $405.6 million, or $11.68 per share(1) Valuation Multiples  Price / tangible book value per share of 214.2%  Price / earnings of 20.1x for 2017E EPS(2)  Premium to HEOP’s closing price of 7.5% Pro Forma Impact to PPBI  Immediately accretive to EPS in 2017 and 5.2% accretive in 2018(2), first full year with 100% cost savings phased-in  Immediately accretive to tangible book value per share and tangible book value payback period of 0 years  Mid-teen internal rate of return Board of Directors  3 HEOP directors will join the PPBI Board of Directors at closing which will consist of 10 individuals  HEOP directors joining PPBI will include Simone Lagomarsino, President & CEO of HEOP and 2 other in-market directors Other Assumptions  Closing expected in early Q2 2017  Estimated cost savings of approximately 26.5% of HEOP’s non-interest expense (phased-in 60% in 2017, 100% in 2018)  No revenue synergies assumed for modeling purposes  Fair value mark of –1.60% of gross loans, or $21.5 million  Pre-tax one-time merger related expenses of approximately $21.9 million Capital Ratios  Pro forma TCE ratio of 8.8%, leverage ratio 9.3% and total risk based capital ratio 12.5% (1) Based on PPBI price of $33.65 as of 12/12/2016 (2) Based on mean EPS estimates for 2017 and 2018 per SNL FactSet research for HEOP and PPBI. EPS accretion excludes merger related expenses

21 Constr., Land & Development 8.1% 1-4 Family 3.3% Multi-Family 22.3% Owner Occupied CRE 14.9% Non-Owner Occupied CRE 17.0% Commercial & Industrial 17.4% Franchise 13.9% SBA 3.0% Consumer and Other 0.2% Pro Forma Loans & Deposits Pro Forma(1) PPBI PPBI Pro Forma(1) Diversified Loan Portfolio $3.1B Deposits 0.28% Cost of Deposits $4.7B Deposits 0.26% Cost of Deposits $3.1B Loans 5.37% Yield on Loans $4.4B Loans 5.12% Yield on Loans Source: SNL Financial, PPBI and HEOP information for the quarter ended 9/30/2016 (1) Pro forma does not include purchase accounting or merger related adjustments Noninterest- Bearing Demand 37.9% Interest-Bearing Demand 5.6% MMDA and Savings 37.8%Time Deposits 18.7% Noninterest- Bearing Demand 36.9% Interest-Bearing Demand 6.5% MMDA and Savings 39.3% Time Deposits 17.3% Constr., Land & Development 6.2% 1-4 Family 7.2% Multi-Family 17.4% Owner Occupied CRE 15.3% Non-Owner Occupied CRE 21.3% Commercial & Industrial 16.3% Farm & Agricultural 4.2% Franchise 9.7% SBA 2.1% Consumer and Other 0.2% Strong Core Deposit Base  HEOP’s low-cost core deposit base is an excellent fit with PPBI’s asset origination strength

Scarcity Value in Southern California

Largest 25 Banks Headquartered in Southern California

Rank	Company name	Exchange	City	Total Assets ($000s)
1	PacWest Bancorp	NASDAQ	Beverly Hills	$ 21,869,767
2	Banc of California, Inc.	NYSE	Irvine	$ 11,029,853
4	Bofl Holding, Inc.	NASDAQ	San Diego	$ 8,167,876
3	CVB Financial Corp.	NASDAQ	Ontario	$ 8,073,707
5	Opus Bank	NASDAQ	Irvine	$ 7,882,563
6	F & M Bank of Long Beach	OTCQB	Long Beach	$ 6,729,058
7	**Pacific Premier Bancorp, Inc.***	**NASDAQ**	**Irvine**	**$ 6,065,273**
9	First Foundation Inc.	NASDAQ	Irvine	$ 3,593,668
8	Community Bank	OTC Pink	Pasadena	$ 3,587,055
10	Grandpoint Capital, Inc.	OTC Pink	Los Angeles	$ 3,297,392
11	CU Bancorp	NASDAQ	Los Angeles	$ 2,994,760
12	Manufacturers Bank	-	Los Angeles	$ 2,613,381
13	American Business Bank	OTC Pink	Los Angeles	$ 1,853,711
14	Montecito Bancorp	-	Santa Barbara	$ 1,337,836
16	Plaza Bank	-	Irvine	$ 1,221,171
15	Provident Financial Holdings, Inc.	NASDAQ	Riverside	$ 1,192,155
17	Pacific Mercantile Bancorp	NASDAQ	Costa Mesa	$ 1,140,688
18	Sunwest Bank	-	Irvine	$ 999,823
19	Malaga Financial Corporation	OTC Pink	Palos Verdes Estates	$ 981,000
20	Silvergate Bank	-	La Jolla	$ 978,086
21	California First National Bancorp	NASDAQ	Irvine	$ 880,344
22	Commercial Bank of California	-	Irvine	$ 810,695
24	Community West Bancshares	NASDAQ	Goleta	$ 710,572
23	Bank of Hemet	-	Riverside	$ 637,238
25	Commerce West Bank	OTC Pink	Irvine	$ 616,672

- Significant scarcity value for quality and sizeable banking franchises in Southern California
- PPBI is 7th largest bank headquartered in Southern California
- Includes all banks and thrifts headquartered in Southern California (Orange, Los Angeles, San Bernardino, Riverside, and San Diego counties). Sorted by total assets, excludes pending merger targets and ethnic-focused banks

Source: SNL Financial for most recent period-end
*Total assets includes impact from PPBI's pending acquisition of HEOP
Note: All dollars in thousands

22

23 • Continue to drive economies of scale and operating leverage • Positioned to deliver continued growth and strong profitability • Ability to integrate business lines that generate higher risk adjusted returns • Proven track record of executing on acquisitions and organic growth • Well positioned to evaluate attractive acquisition opportunities • Create scarcity value among banks in Southern California PPBI Outlook Building Long-term Franchise Value

24 Appendix material PPBI Supplemental Information

Consolidated Financial Highlights

	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Summary Balance Sheet					
Total Assets	$2,789,599	$3,562,068	$3,597,666	$3,754,831	$4,040,383
Loans Held for Investment	2,254,315	2,851,432	2,920,619	3,090,839	3,241,613
Total Deposits	2,195,123	2,906,264	2,931,001	3,059,752	3,145,485
Gross Loans / Deposits	103%	98%	100%	101%	103%
Summary Income Statement					
Total Revenue	$33,054	$39,049	$42,011	$44,977	$46,622
Total Non-Interest Expense	18,539	23,633	23,695	25,860	25,377
Provision for Loan Losses	1,700	1,120	1,589	4,013	2,054
Net Income	8,065	8,554	10,369	9,227	11,953
Diluted EPS	$0.37	$0.33	$0.37	$0.33	$0.43
Performance Ratios					
Return on Average Assets	1.18%	1.04%	1.17%	1.00%	1.24%
Return on Average Tangible Common Equity	14.09%	12.02%	13.48%	11.52%	14.42%
Return on Adjusted Average Tangible Common Equity	14.92%	14.91%	13.86%	11.52%	14.42%
Efficiency Ratio	53.8%	52.4%	54.4%	57.0%	50.9%
Net Interest Margin	4.40%	4.43%	4.48%	4.41%	4.59%
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.12%	0.12%	0.19%	0.18%	0.03%
Allowance for Loan Losses to Loans Held for Investment	0.77%	0.65%	0.65%	0.71%	0.66%
Nonperforming Assets to Total Assets	0.18%	0.17%	0.13%	0.17%	0.04%
Net Loan Charge-offs to Average Total Loans	0.02%	0.00%	0.04%	0.04%	0.08%
Allowance for Loan Losses as a % of Nonperforming	436%	383%	467%	381%	1868%
Classified Assets to Total Risk-Based Capital	6.29%	6.17%	6.07%	5.05%	3.00%
Capital Ratios					
Tangible Common Equity/ Tangible Assets *	8.82%	9.16%	9.42%	9.28%	8.85%
Tangible Book Value Per Share *	$11.17	$11.46	$11.87	$12.22	$12.51
Common Equity Tier 1 Risk-based Capital Ratio	9.91%	10.43%	10.58%	10.42%	10.15%
Tier 1 Risk-based Ratio	10.28%	10.75%	10.90%	10.72%	10.43%
Risk-based Capital Ratio	13.43%	13.32%	13.45%	13.21%	12.75%

(1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.
(2) Nonperforming assets excludes nonperforming investment securities.
(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.
* Please refer to non-GAAP reconciliation
Note: All dollars in thousands, except per share data

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Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total stockholders' equity	$ 298,980	$ 428,894	$ 440,630	$ 449,965	$ 459,317
Less: Intangible assets	(58,002)	(113,084)	(112,439)	(111,915)	(111,670)
Tangible common equity	$ 240,978	$ 315,810	$ 328,191	$ 338,050	$ 347,647
Total assets	$ 2,789,599	$ 3,562,068	$ 3,597,666	$ 3,754,831	$ 4,040,383
Less: Intangible assets	(58,002)	(113,084)	(112,439)	(111,915)	(111,670)
Tangible assets	$ 2,731,597	$ 3,448,984	$ 3,485,227	$ 3,642,916	$ 3,928,713
Common Equity ratio	10.72%	12.04%	12.25%	11.98%	11.37%
Less: Intangibility equity ratio	(1.90%)	(2.88%)	(2.83%)	(2.70%)	(2.52%)
Tangible common equity ratio	8.82%	9.16%	9.42%	9.28%	8.85%
Basic shares outstanding	21,570,746	27,537,233	27,650,533	27,656,533	27,798,283
Book value per share	$ 13.86	$ 15.58	$ 15.94	$ 16.27	$ 16.52
Less: Intangible book value per share	(2.69)	(4.11)	(4.07)	(4.05)	(4.01)
Tangible book value per share	$ 11.17	$ 11.47	$ 11.87	$ 12.22	$ 12.51

Note: All dollars in thousands, except per share data

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